Exhibit 10.2

Execution Version

FIRST AMENDMENT TO THE AMENDED AND RESTATED REGISTRATION AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED REGISTRATION AGREEMENT (this “First Amendment”) is entered into as of May 25, 2017, by and among Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (the “Company”), the Majority Summit Investors and the Majority KRG Investors. Capitalized terms used but not defined herein have the meanings set forth in the Registration Agreement (as defined below).

WHEREAS, the Company and certain of its Securityholders are parties to that certain Amended and Restated Registration Agreement (the “Registration Agreement”), dated as of June 12, 2009;

WHEREAS, pursuant to Section 10(c) of the Registration Agreement, the parties hereto desire to amend the Registration Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Amendment of the Registration Agreement. The first sentence of Section 8(g) of the Registration Agreement is hereby deleted and replaced in its entirety with the following:

“Other Registrable Securities” means, (i) any Common Stock issued or distributed in respect of Units of the Company issued to the Other Equityholders, (ii) any Common Unit Purchase Warrants, dated as of May 25, 2017, issued to or acquired by the Other Equityholders, and (iii) common equity securities of the Company or a Subsidiary of the Company issued or issuable with respect to the securities referred to in clauses (i)–(ii) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.

Section 2. No Other Change. Except as expressly modified by this First Amendment, nothing contained herein shall be deemed to limit, restrict, modify, alter, amend or otherwise change in any manner the rights and obligations of the parties under the Registration Agreement.

Section 3. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 4. Counterparts. This First Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement. Any signature page delivered electronically or by facsimile (including transmission by .PDF or other similar format) shall be binding to the same extent as the original signature page.

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IN WITNESS WHEREOF, the parties have caused this First Amendment to the Amended and Restated Registration Agreement to be duly executed as of the date first written above.

THE COMPANY:

AURORA DIAGNOSTICS HOLDINGS, LLC

By:	/s/ Daniel D. Crowley
Name:	Daniel D. Crowley
Title:	Chairman, President & CEO

Signature Page to First Amendment to the Amended and Restated Registration Agreement of Aurora Diagnostics Holdings, LLC

MAJORITY SUMMIT INVESTORS:

SV VI-A AURORA HOLDINGS, LLC

By:	/s/ Christopher J. Dean
Name:	Christopher J. Dean
Title:	Secretary

SV VI-B AURORA HOLDINGS, L.P.

By:	Summit Partners VI (GP), L.P
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:	/s/ Christopher J. Dean
Name:	Christopher J. Dean
Title:	Member

SV VI CO-INVESTORS HOLDINGS, LLC

By:	/s/ Christopher J. Dean
Name:	Christopher J. Dean
Title:	Secretary

SPPE VII-B AURORA HOLDINGS, L.P.

By:	Summit Partners PE VII, L.P.
Its.	General Partner

By:	Summit Partners PE VII, LLC
Its:	General Partner

By:	/s/ Christopher J. Dean
Name:	Christopher J. Dean
Title:	Member

SP PE VII-A AURORA HOLDINGS, LLC

By:	/s/ Christopher J. Dean
Name:	Christopher J. Dean
Title:	Secretary

Signature Page to First Amendment to the Amended and Restated Registration Agreement of Aurora Diagnostics Holdings, LLC

MAJORITY KRG INVESTORS:

KRG AURORA BLOCKER, INC.

By:	/s/ Bennett R. Thompson
Name:	Bennett R. Thompson
Title:	Vice President and Secretary

Signature Page to First Amendment to the Amended and Restated Registration Agreement of Aurora Diagnostics Holdings, LLC